UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2007

ACRO Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50482	98-0377767

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Halevna Street, Timrat, Israel	23840

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code + 972 4 604 0483

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

         Attached hereto and incorporated by reference herein is a copy of the Registrant’s press release, dated February 27, 2007, entitled "ACRO Consummates $1.5 Million Private Placement".

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRO INC. By: /s/ Gadi Aner —————————————— Gadi Aner Interim Chief Executive Officer and Chairman of the Board of Directors

Date: February 27, 2007

ACRO CONSUMMATES $1.5 MILLION PRIVATE PLACEMENT

Tel Aviv, Israel – February 27, 2007 – Acro, Inc. (OTC BB:ACRI), a developer of innovative solutions for burgeoning homeland security, today announced that the company completed a private placement with an investor aggregating $1.5 million. In connection with the subscription agreement, our CEO and one of our directors agreed to a lock-up of their shares until May 1, 2008. Details of the transaction have been filed in a Form 8-K with the Securities and Exchange Commission.

“This interim funding mechanism came to the Company at a fortuitous time, as Rafael has completed final testing on the ACRO P.E.T. product. We believe that this new financing will help the company entering the market quickly with its ready to market product – the ACRO P.E.T,” stated Gadi Aner,” CEO and Chairman.

About Acro Inc.

Acro Inc. is involved in the development of explosive detection technologies. The company developed a unique patented technology for identifying peroxide based explosives, such as TATP.

Acro’s Advisory Board includes General (ret.) Ehud Barak, former IDF Chief of Staff and former Primer Minister of Israel, Prof. K. Barry Sharpless, winner of the 2001 Nobel Prize for Chemistry, and Prof. Richard A. Lerner, President & CEO of The Scripps Research Institute, which is considered one of the most influential scientific institutes worldwide.

For more information about Acro, please visit the website www.acrosec.com

This press release contains forward-looking statements concerning our marketing and operations plans. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. All forward-looking statements in this press release are made based on management’s current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. These statements involve a number of risks and uncertainties including, but not limited to, risks related to the evolving homeland security market, our ability to successfully market and sell our “TATP” Explosive Tester products, and the ability to successfully demonstrate to governmental national security agencies and national police forces solutions, general economic conditions, our ability to raise more funds, and other risk factors. Acro does not undertake any obligation to update forward-looking statements made herein.

Contact:

Cynthia DeMonte

DeMonte Associates

718-706-5005 or

917-273-1717